                                                                    Exhibit 10.7

     ISRAEL LANDS ADMINISTRATION

                                                             FILE NO : 10493830A

                                                          ACCOUNT NO.: 971477906

                                 LEASE CONTRACT
        (Low construction, either industrial, or commercial, or tourism)

#    CAPITALIZED

     Drawn up and signed in Jerusalem on the 5th day of the month of December, year 2001

     on the 5th day of the month of December in the year 2001

                                     BETWEEN

#    THE ISRAEL LANDS ADMINISTRATION, which manages the lands of the State of
     Israel, THE DEVELOPMENT AUTHORITY, and KEREN KAYEMETH LE-ISRAEL - JEWISH
     NATIONAL FUND (to be called hereinafter: "the Lessor"), whose address for the purpose of this Contract is: 216 Jaffa Street, Shaarei Ha'Ir, 91361,
     P.O. Box 36259, [Jerusalem] of the first part;

                                       AND

#    EDITH INDUSTRIAL STRUCTURES LTD. I.D./Company No. 512055112

#    (hereinafter: "the Lessee"), whose address for the purpose of this Contract is: Mazkeret Batya Industrial Zone, Mazkeret Batya, of the second part;

                                    RECITALS

     The recitals to the Lease Contract constitute an integral part of the Lease
     Conditions, and, taken together, constitute the Lease Contract. The aforesaid Lease Conditions were published in Yalkut Pirsumim [the Israeli
     Government's Official Gazette], no. 4818, dated Nov. 4, 1999.

#    WHEREAS the State of Israel/the Development Authority, are the owners of the real estate specified hereunder in these recitals (hereinafter - "the
     Lot");

     AND WHEREAS a structure stands or structures stand on the Lot (hereinafter
     - "the Structures"), which were erected during the period preceding the validity date of this Lease Contract;

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     ISRAEL LANDS ADMINISTRATION 2

     AND WHEREAS in the event that the construction of the Structures was not completed to the point that would enable habitation and/or the full use thereof for the Purpose of the Lease, the Lessee declares that it undertakes to complete the construction of the Structures in such manner that they shall be fit to be used for their purpose as stated, by no later than one year after the date on which the Administration signed this
     Contract, and the Lessee acknowledges that its undertaking constitutes a fundamental condition of this Contract;

     AND WHEREAS the Lessor agreed to lease the Lot to the Lessee inclusive of all that is built and permanently affixed thereupon (hereinafter - "the
     Fixtures") (the Lot with the Fixtures to be called hereinafter - "the
     Leasehold"), however this, on the precondition that the Lessee's obligations - whether pursuant to a development contract with the Lessor, or whether pursuant to another agreement with the Lessor - were fulfilled in their entirety during the period that preceded the validity date of this
     Lease Contract;

     AND WHEREAS the parties agree that, for the sake of convenience only, the
     Lessee shall sign a copy of this Lease Contact, without this being binding on the Lessor, as long as the Lessee's obligations specified above have not yet been fulfilled in their entirety. It is hereby expressly agreed between the parties that the Lease Contract shall become valid only after the
     Lessor shall sign it as well, and shall do so only if the Lessee shall fulfill its aforesaid obligations vis-a-vis the Lessor. As long as the
     Lessor has not signed the Lease Contract, the conditions thereof shall not be binding upon the parties, and the Lessee's signature alone on the Lease
     Contract shall not confer any right whatsoever to the Lessee pursuant thereto. The signing date of the Lease Contract shall be deemed the day on which the Lessor shall sign it;

     AND WHEREAS the Administration handed over the occupancy of the Leasehold on the inception date of the Period of the Lease to the Lessee or to whomever had a leasehold title to the Leasehold before it, and, in the event that there are occupants in the Leasehold, the Lessor is under no obligation to evict them and/or to bear eviction expenses.

     AND WHEREAS the Lessee hereby declares that no restriction is imposed upon it in relation to its engagement with the Lessor in this Contract pursuant to the provisions of clause 19(A) (3) of this Lease Contract, and that the
     Lessee is aware that only based on this fundamental precondition is the
     Lessor willing to engage with the Lessee pursuant to this Lease Contract;

#    AND WHEREAS pursuant to the provisions of the charter between the State of
     Israel and Keren Kayemeth Le-Israel - Jewish National Fund (hereinafter -
     "the Fund"), which was published in Yalkut Piramountim [the Israeli
     Government's Official Gazette], no. 1456, dated 11 Sivan 5728, on page
     1597, the management of the real estate owned by the Fund, including the leasing thereof and the granting of consent to transfer the leasehold title therein, or refusing to grant it, shall be performed by the Lessor, subject to the memorandum of association and the articles of association of the
     Fund, and the Lessee hereby declares that it is aware that, if the Lot, in whole or in part, is owned by the Fund, or shall be owned by the Fund, the provisions of the aforesaid

                                                                               2

     ISRAEL LANDS ADMINISTRATION 3

     charter shall apply to the Lessee, and that only on the basis of this fundamental precondition is the Lessor willing to engage with the Lessee pursuant to this Lease Contract;

     AND WHEREAS if the Purpose of the Lease is for industry or for a workshop or for tourism, then in addition to the lease conditions hereunder, the conditions in these recitals hereunder shall also apply to the lease pursuant to this Contract:

     (A)  If the Purpose of the Lease is for industry or for a workshop and the
          Lessee shall request the Lessor's consent to change the type of industry or workshop specified under "Purpose of the Lease," the
          Lessor shall be allowed to stipulate that the granting of its consent thereto, inter alia, is conditional upon changing the duration of the
          Period of the Lease according to the Lessor's decisions as they shall be from time to time, as well as upon receiving a recommendation from the Ministry of Industry and Trade for the requested change in the type of industry or workshop and for the duration of the recommended
          Period of the Lease by it for this purpose.

     (B)  If the Purpose of the Lease is for industry or for a workshop or for tourism, then, in addition and subject to all other conditions specified in clause 9 and in clause 14 hereunder, the Lessee shall be obligated to attach to its request to perform any of the changes stated in clause 9 or to transfer rights under this Contract as stated
          in clause 14, as the case may be, a suitable and valid recommendation from the Ministry of Industry and Trade or from the Ministry of
          Tourism, as the case may be. The Lessor shall not give its consent to either of the Lessee's aforesaid requests unless the Lessee shall furnish the Lessor with a valid recommendation as stated.

     (C)  "Ministry of Industry and Trade," "Ministry of Tourism" - including any other government office responsible for matters relevant to "the
          Purpose of the Lease," all as per the decisions of the Israel Land
          Council or the decisions of the Lessor, and as it shall undertake from time to time as the case may be.

     AND WHEREAS the definitions of the terms in this Contract shall be those stated hereunder in these recitals, unless the context of the matters requires another meaning pursuant to the Contract:

     "The Lot": the lot described in the diagram attached to the agreement between the Lessee and the (?Lessor?) or in the diagram attached herewith, which was prepared by the Lessor and whose particulars are as follows:

#    The location: Mivtsa Area: about 36,955 square meters

#    Registered block: 2775 Parcels: 21 (in part)

#    Lot(s): no: 504 according to detailed plan no. D/589E

     "The Transaction Approval Date": the date that the transaction that is the subject of this Contract was approved by the Lessor's management.

#    "The Period of the Lease": 49 years, commencing on the Transaction Approval
     Date; i.e., from April 1,1967 until March 31, 2016.

                                                                               3

     ISRAEL LANDS ADMINISTRATION 4

#    "Additional Lease Period": 49 years commencing on the expiry date of the
     Period of the Lease.

#    "Purpose of the Lease": construction of a factory.

#    "The Structure Capacity": ___ percent per floor, on __ floors, for a total of ___ percent, constituting ___ rooms/units and totalling ___ square meters of built-up construction.

     "Lease Fees":

#    Annual Lease Fees for the entire Period of the Lease, which are to be paid to the Lessor in advance, being capitalized, as is customary with the
     Lessor (hereinafter - "Capitalized Lease Fees").

#    The capitalized easement fees deposited with the Lessor prior to its signing of this Lease Contract, if deposited, shall be deemed as payment of the Capitalized Lease Fees.

#    "The Base Value of the Lot": ILS 3.27 (three New Israeli Shekels and 27
     Agorot) as on the aforesaid Transaction Approval Date.

     "The Base Index": the last Conamounter Price Index known on the aforesaid
     Transaction Approval Date.

#    "The Designated Zoning": agricultural zone (B).

     AND WHEREAS if the Lessee is more than one person or corporation, the obligations of the persons or the corporations comprising the Lessee shall be jointly and severally, as if their rights pursuant to this Contract shall be solely joint rights;

     AND WHEREAS in addition to the conditions of the Lease Contract hereunder, the following special conditions shall apply:

#    The Israel Lands Administration shall not allow rights in the Lot to be transferred in the future, unless the parcelization and the leasehold title were registered at the Lands Registry Office.

     The Lessee is aware that construction of 1% of the Structure Capacity shall be allowed on the Lot at issue (504).

     The transaction is conditional upon the submission of tax authorizations as is customary when transferring rights.

     AND WHEREAS in addition to the conditions of the Lease Contract published as stated above, special conditions and/or an addendum to the Lease
     Contract, which are specified and attached hereunder, shall apply when splitting a Lot.

     The parties agree that the diagram, the special conditions, the addendum to the Lease Contract as aforesaid constitute an integral part of the recitals and Lease Conditions published as aforesaid.

              In witness whereof the parties have hereunto signed:

                                                                               4

     ISRAEL LANDS ADMINISTRATION 5

THE LESSOR:                                       THE LESSEE: [stamped]

1. Name _____________________________   1. Name Edith Industrial Structures Ltd.
   Job title ________________________      I.D. no. private co. no. 51-205511-2
   Signature ________________________      Signature [signature]

2. Name _____________________________   2. Name ________________________________
   Job title ________________________      I.D. no. ____________________________
   Signature ________________________      Signature ___________________________

[stamps and signature]:

Israel Lands Administration
Jerusalem District

Michael Dahan
District Manager, Agricultural Contracts
Israel Land Administration - Jerusalem District

CONFIRMATION:

I, the undersigned, hereby confirm that I identified the aforesaid Lessee according to the identification documents presented to me and that the Lessee signed this Contract in my presence.

Name: [Shai Ben-Chayim]   Signature of the confirmer [signature]
Job title Attorney

[stamp]

Shay Ben-Chayim, Advocate
License No. 21087
[stamp and signature on every page]

Edith Industrial Structures Ltd.
Private company number 51-205511-2

[stamps on first page]

                                                                               5

                                   BLOCK 2775

Lot   Part of Parcel   Area in dunam                      Subject                          File
---   --------------   -------------   ------------------------------------------------   -----

200         14             13.221      Allied Investments Ltd.                            48038
201         47             11.300      Vehicle Industries, B.T.R. Industrial Structures   48035
202         47             14.374      Union Motors Ltd.                                  48036
204     15, 20, 21         23.305      Universal Motors Israel Ltd.                       47679
205         21             24.568      S. Cohen                                           46974
209         25             14.677      Kol Wood Import & Trade Co. Ltd.                   47645
210         25              9.071      Fiat                                               49385
211         25             14.064      Fiat                                               49385
212         25             13.336      Edith Industrial Structures Ltd.                   47648
213         25             13.813      Taavura Cement Containers Ltd.                     47649
214         25              5.732      Chaim Klein                                        47676
215         25              5.455      Chaim Klein and Sons                               47686
216         25             17.279      Chemovil Ltd., Mivtsa Industrial Zone              47647
217         25              8.562      Chemovil Ltd.                                      49380
218         25              6.521      [illegible] Investments Ltd.                       47646
219         25             15.270      Maoz & Co. Ltd.                                    47680
220         25              4.124      Maoz & Co. Ltd.                                    47680
221         25              4.039      Maoz & Co. Ltd.                                    47680
222         25              4.096      Maoz & Co. Ltd.                                    47680
223         25              8.909      Union Motors Ltd.                                  47678
224         25              3.996      Taldan Motors Ltd.                                 47651
225         25              2.505      Universal Trucks Ltd.                              49381
226         25              3.000      Ora and Moshe Feingold                             47653
227         25              4.500      Rav Kar Industries Ltd.                            47650
228         25              4.808      Auto Pe'er Garage Ashdod Ltd.                      47652
229         25             10.358      Universal Trucks Ltd.                              48040
231         25              6.979      S.C.O. Car Vehicle Marketing Ltd.                  47677
232         25             10.342      Maoz & Co. Ltd.                                    47680
233         25             16.577      Maoz & Co. Ltd.                                    47680
234         25              4.366      Maoz & Co. Ltd.                                    47680
235         25              4.089      Maoz & Co. Ltd.                                    47680
236         25              4.021      Maoz & Co. Ltd.                                    47680
500     15, 20, 21         41.854      Allied Investments Ltd.                            48038
501         21             32.392      Vehicle Industries, B.T.R. Industrial Structures   48035
502         21             46.754      Universal Motors Ltd.                              49382
503         21             20.121      Union Motors Ltd.                                  48036
504         21             36.955      EDITH INDUSTRIAL STRUCTURES LTD.                   49383
505         21              9.817      Universal Trucks Ltd.                              48040
506       26, 37           25.221      S.C.O. Car Vehicle Marketing Ltd.                  48068
508         21             14.857      Universal Motors Ltd.                              47654
509         21              4.909      Union Motors Ltd.                                  47037
510         21              7.317      Union Motors Ltd.                                  49384
511         32             38.863      Ashtrum Engineering Co. Ltd.                       46858
571         32              7.345

  Israel Land Administration        6.2.2000    [stamp /signature]

      Jerusalem District                        Israel Land Administration
Mapping & Surveying Department      NOT FOR     Jerusalem District
                                 REGISTRATION   Michael Dahan
                                   PURPOSES     District Manager, Agricultural
                                                Contracts
                                                Israel Land Administration -
                                                Jerusalem District

[stamp and signature]

Edith Industrial Structures Ltd.
Private company number 51-205511-2

     [Confirmation Stamp]
I confirm true copy/photocopy
Of the original presented to me

Date 23/6/03

Zebulun Shalish [and signature]
License no. 4985
1 Har Sinai Street, Tel-Aviv 65816
Tel: 03-5661313